497(d)
                                               SEC FILE NUMBER:  333-67926


                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                              PROSPECTUS SUPPLEMENT
                                    JUNE 2003

On June 4, 2003, Fahnestock Viner Holding Inc.'s ("FVH") principal subsidiary Fahnestock & Co. Inc ("Fahnestock"), completed its acquisition of the U.S. asset management operations of CIBC World Markets Corp., which includes Advantage Advisers, Inc., the managing member of Advantage Advisers, L.L.C., the investment adviser ("Adviser") of Advantage Advisers Multi-Sector Fund I (the "Fund"). As of such date, ultimate control of the Adviser changed to FVH, and Fahnestock became the principal distributor of the Fund.

The Board of Trustees of the Fund, on January 24, 2003, approved new investment advisory and sub-advisory agreements between the Fund and the Adviser and the Fund's three sub-investment advisers, respectively, and also approved the change of principal distributor from CIBC World Markets to Fahnestock. Shareholders of the Fund approved the new investment advisory and sub-advisory agreements at a meeting held on April 25, 2003.

Fahnestock is a full-service, self-clearing securities brokerage firm headquartered in New York, and a broker dealer and an investment adviser registered with the U.S. Securities and Exchange Commission. Fahnestock is a member firm of the New York Stock Exchange and all principal U.S. exchanges and is a member of the National Association of Securities Dealers, Inc.